                                                                    EXHIBIT 1(b)

                      NUVEEN FLAGSHIP MULTISTATE TRUST I

                    AMENDED AND RESTATED ESTABLISHMENT AND
            DESIGNATION OF SERIES OF SHARES OF BENEFICIAL INTEREST



     WHEREAS, pursuant to Section 2 of Article IV of the Declaration of Trust dated July 1, 1996 (the "Declaration"), of Nuveen Flagship Multistate Trust I, a Massachusetts business trust (the "Trust"), the Trustees of the Trust, on July 10, 1996, established and designated certain series of Shares (as defined in the Declaration) of the Trust by the execution of an instrument establishing and designating such series and setting forth the special and relative rights of such series;

     WHEREAS, the Trustees of the Trust now desire to amend and restate such instrument in order to establish and designate additional series of Shares and redesignate certain of the series previously designated;

     NOW THEREFORE, the Trustees of the Trust, this 9th day of October, 1996, hereby establish and designate nine series of Shares (each a "Fund") to have the special and relative rights described below.

     1.   The following nine Funds are established and designated:

          Nuveen Flagship Arizona Municipal Bond Fund

          Nuveen Flagship Colorado Municipal Bond Fund

          Nuveen Flagship Florida Municipal Bond Fund

          Nuveen Flagship Florida Intermediate Municipal Bond Fund

          Nuveen Maryland Municipal Bond Fund

          Nuveen Flagship New Mexico Municipal Bond Fund

          Nuveen Oklahoma Municipal Bond Fund

          Nuveen Flagship Pennsylvania Municipal Bond Fund

          Nuveen Flagship Virginia Municipal Bond Fund

     2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of such Fund. Each Share of each Fund shall be redeemable, shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which Shareholders of that Fund may vote in accordance with the Declaration, shall represent a pro rata beneficial interest in the assets allocated or belonging to such Fund, and shall be entitled to receive its pro rata share of the net assets of such Fund upon liquidation of such Fund, all as provided in Article IV, Sections 2 and 5 of the Declaration. The proceeds of the sale of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to such Fund, unless otherwise required by law.

     3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to such Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rules, and by the Declaration.

     4. The assets and liabilities of the Trust shall be allocated among each Fund as set forth in Article IV, Section 5 of the Declaration.

     5. The designation of the nine Funds hereby shall not impair the power of the Trustees from time to time to designate additional series of Shares of the Trust.

     6. Subject to the applicable provisions of the 1940 Act and the provisions of Article IV, Sections 2 and 5 of the Declaration, the Trustees shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund now or hereafter created, or to otherwise change the special relative rights of each Fund designated hereby without any action or consent of the Shareholders.


     IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust have executed this instrument as of this 11th day of October, 1996.

/s/ Anthony T. Dean                         /s/ Timothy R. Schwertfeger
-----------------------------               -------------------------------
Anthony T. Dean,                            Timothy R. Schwertfeger,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Lawrence H. Brown,                          Anne E. Impellizerri,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Margaret K. Rosenheim,                      Peter R. Sawers,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 9 day of October, 1996.

----------------------------------          /s/ Olivia Rubio
         "OFFICIAL SEAL"                    -------------------------------
           Olivia Rubio                     Notary Public
 Notary Public, State of Illinois           My Commission Expires: ________
  My Commission Expires 2/25/97
----------------------------------

-----------------------------               -------------------------------
Anthony T. Dean,                            Timothy R. Schwertfeger,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606



/s/ Lawrence H. Brown
-----------------------------               -------------------------------
Lawrence H. Brown,                          Anne E. Impellizerri,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Margaret K. Rosenheim,                      Peter R. Sawers,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 10 day of October, 1996.

----------------------------------          /s/ Olivia Rubio
         "OFFICIAL SEAL"                    -------------------------------
           Olivia Rubio                     Notary Public
 Notary Public, State of Illinois           My Commission Expires: ________
  My Commission Expires 2/25/97
----------------------------------

-----------------------------               -------------------------------
Anthony T. Dean,                            Timothy R. Schwertfeger,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606



                                            /s/ Anne E. Impellizerri
-----------------------------               -------------------------------
Lawrence H. Brown,                          Anne E. Impellizerri,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Margaret K. Rosenheim,                      Peter R. Sawers,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11 day of October, 1996.

----------------------------------          /s/ Olivia Rubio
         "OFFICIAL SEAL"                    -------------------------------
           Olivia Rubio                     Notary Public
 Notary Public, State of Illinois           My Commission Expires: ________
  My Commission Expires 2/25/97
----------------------------------

-----------------------------               -------------------------------
Anthony T. Dean,                            Timothy R. Schwertfeger,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Lawrence H. Brown,                          Anne E. Impellizerri,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606



/s/ Margaret K. Rosenheim
-----------------------------               -------------------------------
Margaret K. Rosenheim,                      Peter R. Sawers,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11 day of October, 1996.

----------------------------------          /s/ Olivia Rubio
         "OFFICIAL SEAL"                    -------------------------------
           Olivia Rubio                     Notary Public
 Notary Public, State of Illinois           My Commission Expires: ________
  My Commission Expires 2/25/97
----------------------------------

-----------------------------               -------------------------------
Anthony T. Dean,                            Timothy R. Schwertfeger,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




-----------------------------               -------------------------------
Lawrence H. Brown,                          Anne E. Impellizerri,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606



                                            /s/ Peter R. Sawers
-----------------------------               -------------------------------
Margaret K. Rosenheim,                      Peter R. Sawers,
  as Trustee                                  as Trustee
333 West Wacker Drive                       333 West Wacker Drive
Chicago, Illinois 60606                     Chicago, Illinois 60606




STATE OF ILLINOIS  )
                   ) SS.
COUNTY OF COOK     )


     Then personally appeared the above-named person(s) who are known to me to be Trustee(s) of the Trust whose name(s) and signature(s) are affixed to the foregoing Designation of Series and who acknowledged the same to be his/her free act and deed, before me this 11 day of October, 1996.

----------------------------------          /s/ Olivia Rubio
         "OFFICIAL SEAL"                    -------------------------------
           Olivia Rubio                     Notary Public
 Notary Public, State of Illinois           My Commission Expires: ________
  My Commission Expires 2/25/97
----------------------------------